Exhibit 10.19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL

Execution Copy

CO-PROMOTION AGREEMENT

between

VIVUS

and

KADMON

Dated as of June 1, 2015

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CO-PROMOTION AGREEMENT

THIS CO-PROMOTION AGREEMENT (this “Agreement”) is made and entered into as of June 1, 2015 (the “Effective Date”) by and between VIVUS, a company organized under the laws of the state of Delaware (“VIVUS”) and KADMON, a company organized under the laws of the state of Delaware (“KADMON”). Each of VIVUS and KADMON is referred to individually as a “Party,” and collectively, as the “Parties.”

RECITALS

WHEREAS, VIVUS manufactures, distributes, markets and sells the Product (as defined herein) under the trademark QSYMIA® in the Territory (as defined herein); and

WHEREAS, VIVUS desires to engage KADMON to Promote (as defined herein) the Product in the Territory to the KADMON Targets (as defined herein), and KADMON desires to accept such engagement, all on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants of the Parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1
DEFINITIONS

In addition to the capitalized terms elsewhere defined in this Agreement, unless otherwise specifically provided herein, the following terms, when used herein, shall have the following meanings:

1.1                  “Act” means the United States Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.), as amended from time to time, together with any rules, regulations and requirements promulgated thereunder and in effect from time to time.

1.2                  “Adverse Event” means the development of an undesirable medical condition or the deterioration of a pre-existing medical condition in a patient or clinical investigation subject following or during exposure to or use of the Product, whether or not considered causally related to the Product, the exacerbation of any pre-existing condition(s) occurring following or during the use of the Product, or any other adverse experience or adverse drug experience (as described in the FDA’s Investigational New Drug safety reporting and NDA post-marketing reporting regulations, 21 C.F.R. §§ 312.32 and 314.80, respectively, and any applicable corresponding regulations outside the United States, in each case as may be amended from time to time) occurring following or during exposure to or use of the Product.

1.3                  “Affiliate” means, with respect to a Person, any person, firm, trust, corporation, company, partnership, or other entity or combination thereof that directly or indirectly controls, is controlled by or is under common control with such Person.  For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means (a) ownership of fifty percent (50%)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

or more of the voting and equity rights of such person, firm, trust, corporation, company, partnership or other entity or combination thereof, or (b) the power to direct the management of such person, firm, trust, corporation, company, partnership, or other entity or combination thereof.

1.4                  “Agency” means any governmental or regulatory authority in the United States with jurisdiction over the subject matter of this Agreement, including the FDA, the Office of Inspector General for the U.S. Department of Health and Human Services, and the Centers for Medicare and Medicaid Services.

1.5                  “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended, 15 U.S.C. 78dd-1 et seq. and any other applicable anti-corruption laws and laws for the prevention of fraud, racketeering, money laundering or terrorism.

1.6                  “Applicable Law” means (a) applicable laws, rules and regulations, including applicable federal, state, local, and other applicable rules, regulations, guidances, opinions, guidelines or other requirements of the Agencies, that may be in effect in the Territory from time to time during the Term, including the Act, the federal healthcare program anti-kickback statute (42 U.S.C. § 1320a-7b) and regulations promulgated thereunder, the federal Physician Payments Sunshine Act (42 U.S.C.§ 1320a-7h), the healthcare fraud, false statement and health information privacy and security provisions of the Health Insurance Portability and Accountability Act of 1996, and regulations promulgated thereunder, the Health Information Technology for Economic and Clinical Health Act, as incorporated in the American Recovery and Reinvestment Act of 2009, and implementing regulations thereto, the Federal False Claims Act (31 U.S.C. § 3279 et seq.), the federal healthcare program civil money penalty (42 U.S.C. § 1320a-7a) and exclusion authorities (42 U.S.C. § 1320a-7) and regulations promulgated thereunder, the applicable requirements of Medicare, Medicaid and other governmental healthcare programs, including the Veterans Health Administration and U.S. Department of Defense healthcare and contracting programs, and the analogous laws of any state where the Parties conduct any business activities related to this Agreement, all as amended from time to time, and (b) the PhRMA Code on Interactions with Healthcare Professionals.

1.7                  “Business Day” means a day other than a Saturday or Sunday on which banking institutions in New York, New York are open for business.

1.8                  “Calendar Quarter” means each successive period of three calendar months commencing on January 1, April 1, July 1 and October 1; provided, however, that the first Calendar Quarter of the Term shall commence on the Effective Date and end on September 30, 2015 and the last Calendar Quarter of the Term shall end on the last day of the Term.

1.9                  “Commercially Reasonable Efforts” means: (a) with respect to VIVUS’s obligations under this Agreement, the reasonable and good faith efforts normally used by a company in the pharmaceutical industry for a product (regardless of whether the product is owned by the company or the company has obtained rights to such product) having similar commercial potential, stage of development or lifecycle, medical/scientific, technical and regulatory profile, intellectual property protection, profitability, market competition, and all other factors that are typically taken into consideration by VIVUS when determining the level of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

efforts and resources to apply to such tasks with respect to its own similar products; and (b) with respect to KADMON’s obligations under this Agreement, the reasonable and good faith efforts normally used by a company in the pharmaceutical industry for detailing and promoting a product (regardless of whether the product is owned by the company or the company has obtained rights to detail and promote such product) and all other factors that are typically taken into consideration by KADMON when determining the level of efforts and resources to apply to such tasks with respect to its own similar products.

1.10                “Corporate Policies” means, in the case of VIVUS, the VIVUS Policies, and in the case of KADMON, the KADMON Policies.

1.11                “Detail” means that part of an in person, face-to-face sales call during which a Sales Representative makes a presentation with respect to the Product to an Eligible Prescriber, such that the relevant characteristics of the Product are described by the Sales Representative in a fair and balanced manner consistent with the applicable Party’s ordinary practices and consistent with the requirements of this Agreement and Applicable Law, in accordance with the training provided under this Agreement and in a manner that is customary in the pharmaceutical industry in the United States for the purpose of promoting a prescription pharmaceutical product, but excluding (a) any activities performed by medical information specialists, medical science liaisons, market development specialists, managed care account directors and other personnel who are not conducting face-to-face sales calls, (b) e-details, (c) presentations made at conventions or (d) a mere delivery of savings cards or coupons without discussion with a KADMON Target about the Product.

1.12                “Detailing Commencement Date” means, a date mutually agreed by the Parties, where the target date is June 8, 2015.

1.13                “Eligible Prescriber” means a health care provider that (a) has the authority to prescribe the Product under Applicable Law, (b) is allowed to receive the applicable form of Promotion under Applicable Law, and (c) is a liver disease specialist.

1.14                “Employment Law” means all federal, state or local statutes, laws, ordinances, regulations or guidelines relating to (a) employment, (b) safety and health of employees and (c) the withholding and payment of required taxes with respect to employees.

1.15                “Existing Confidentiality Agreement” means the Confidentiality Agreement entered into by the Parties, dated April 29, 2015.

1.16                “Exploit” means to make, have made, import, use, sell or offer for sale, including to research, develop, Commercialize, register, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, Promote, market or have sold or otherwise dispose of a product or a process, and “Exploitation” means the act of Exploiting a product or process.

1.17                “FDA” means the United States Food and Drug Administration and any successor agency thereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.18                “GAAP” means generally accepted accounting principles in the United States consistently applied.

1.19                “Government Official” means (a) any individual employed by or acting on behalf of a government, government-controlled entity or public international organization, or (b) any political party, party official or candidate.

1.20                “Health Registration Approval” means, with respect to the Territory, any and all approvals, licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell and market the Product in the Territory, including, where applicable, (i) NDA approval, (ii) pricing or reimbursement approval, and (iii) labeling approval.

1.21                “Indication” means (a) treatment of obesity or overweight in adults having a BMI of 30 kg/m2 or greater (obese) or 27 kg/m2 (overweight) or greater with a weight related condition and (b) any other indication approved by the FDA during the Term for the Product.

1.22                “KADMON Policies” means those KADMON corporate compliance policies, true and correct copies of which have been provided to VIVUS prior to the Effective Date, as may be amended, replaced or supplemented from time to time.

1.23                “KADMON Sales Representative” is a Sales Representative employed by KADMON.

1.24                “KADMON Target” means the Eligible Prescribers in the Territory who are listed on the Kadmon Target List attached hereto as Exhibit A.  At intervals to be agreed upon by the Parties, this Kadmon Target List may be revised at the written request of KADMON and upon written approval of the revised Kadmon Target List by VIVUS, such approval to be at VIVUS’s sole discretion but not to be unreasonably withheld.  For the avoidance of doubt, the Kadmon Target List will not include Eligible Prescribers that are already called on by a VIVUS Sales Representative.

1.25                “Kadmon Target List” means the list attached hereto as Exhibit A.

1.26                “LIBOR” means the London Interbank Offered Rate for deposits in Dollars having a maturity of one month published by the Wall Street Journal, as adjusted from time to time on the first Business Day of each month.

1.27                “Medical Affairs Activities” means medical grants, medical education programs, activities of medical science liaisons, medical affairs department activities with respect to the Product. For clarity, KADMON shall not be required to engage in any Medical Affairs Activities that it believes may violate Applicable Law.

1.28                “Medical Affairs Costs” means, with respect to the Product, the costs of a Party or any of its Affiliates that are incurred on or after the Effective Date with respect to Medical Affairs Activities in the Territory in accordance with this Agreement, including any FTE costs incurred by either Party in connection therewith (which shall be charged at the FTE Rate).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.29                “MIR” means Medical Information Requests, which include any question or request for information about the Product made by any Eligible Prescriber that (a) warrants a response beyond the understanding or knowledge of a Sales Representative or (b) is beyond the scope of the Product Labels and Inserts or other Promotional Materials.

1.30                “NDA” means a New Drug Application filed with the FDA in conformance with Applicable Law.

1.31                “Net Revenue” means the gross amounts invoiced or otherwise billed by VIVUS or its any of its Affiliates or licensees (“Selling Party”) on sales of Product to a Third Party purchaser wherein such sale results from the filling of a prescription, less the following (collectively, “Net Revenue Deductions”):

(a)           *** on ***, including *** and ***, *** or *** (including *** and ***), *** with respect to *** of such *** and ***;

(b)           *** or *** or ***, including *** and *** to, and *** from the *** of *** for ***, ***, *** and ***, *** or *** or on *** of *** affecting the ***;

(c)           *** or similar *** actually *** to *** or to *** and *** in the *** or any other *** that *** any *** with respect to the ***;

(d)           ***, ***, and ***, in each case, to the extent *** to the applicable ***;

(e)           *** and *** actually *** or *** for *** of ***, to the extent *** as a *** by the *** to the ***;

(f)            *** or other *** on the *** of *** and actually *** by the *** (as *** for *** and ***, but specifically excluding *** on *** of the ***), to the *** as a *** by the *** to the ***;

provided that all of the foregoing deductions shall be calculated in accordance with then-current GAAP during the applicable calculation period throughout the Selling Party’s organization and provided that all such calculations are consistent with the calculations performed, and with the outcomes disclosed, in VIVUS’s public company disclosure filings with the United States Securities and Exchange Commission.  To the extent that Net Revenue Deductions are based on estimates, such estimates will be adjusted to actual on a periodic basis.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A sale of a Product is deemed to occur in accordance with GAAP.

1.32                “OPDP” means the FDA’s Office of Prescription Drug Promotion and any successor divisions having substantially the same functions.

1.33                “Other Reportable Information” means any communication or other information that questions the purity, identity, potency or quality of the Product and all reports of Product exposure during pregnancy and Product overdoses, whether or not (a) resulting in an Adverse Event or (b) the reported effect is (i) described in the full prescribing information or the published literature with respect to the Product or (ii) determined to be attributable to the Product.

1.34                “Patent” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from any of these, including divisionals, continuations, continuations-in-part, converted provisionals, and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including adjustments, revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patents of addition to any of such foregoing patent applications and patents.

1.35                “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.36                “Product” means Qsymia (phentermine and topiramate extended-release) capsules CIV.

1.37                “Product Copyrights” means all copyrightable subject matter related to the Product included in the Product Labels and Inserts, the Promotional Materials and the Product training materials provided by VIVUS.

1.38                “Product Labels and Inserts” means (a) any display of written, printed or graphic matter upon the immediate container, outside container, wrapper or other packaging of the Product and (b) any written, printed or graphic material on or within the package from which the Product is to be dispensed.

1.39                “Product Patents” means the Patents listed for the Product in the FDA’s publication, Approved Drug Products with Therapeutic Equivalence Evaluations, commonly known as the Orange Book.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.40                “Product Quality Complaint” means any written, electronic or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness or performance of the Product after it is released for distribution.

1.41                “Product Trademarks” means (a) the Trademark “QSYMIA” and the registrations thereof, (b) any pending or future Trademark registration applications used in connection with or intended for use in connection with the Product in the Territory, (c) any unregistered Trademark rights used in connection with the Product as may exist through use in the Territory, (d) any current or future modifications or variants of any of the foregoing rights and (e) any future Trademarks adopted by VIVUS or its Affiliates for use in connection with the Product in the Territory.

1.42                “Promotion” means any activities ordinarily undertaken by a pharmaceutical company’s field sales representatives in the Territory aimed at encouraging the approved use of a pharmaceutical product, including Detailing.  When used as a verb, “Promote” means to engage in any of the foregoing activities.

1.43                “Promotion Plan” means the plan for the Promotion of the Product in the Territory by KADMON as described in Section 2.2, as prepared and updated from time to time pursuant to Section 2.2.  The initial Promotion Plan is attached hereto as Exhibit B.

1.44                “Promotional Materials” means all written, printed, electronic or graphic material, other than Product Labels and Inserts, provided by VIVUS for use by Sales Representatives in the Territory during Details.

1.45                “Regulatory Authority” means, with respect to any regulatory jurisdiction, any national, federal, supranational, regional, state, provincial or local governmental or regulatory authority, agency, department, bureau, commission, council or other government entity, including FDA, Centers for Medicare and Medicaid Services (CMS), and the Office of Inspector General of the U.S. Department of Health and Human Services, regulating or otherwise (a) exercising authority with respect to the Development, manufacture, approval, INDs, registrations, licensing, or Commercialization (including the determination of pricing/reimbursement) of the Product in such regulatory jurisdiction in the Territory, or (b) having legal authority with respect to the Exploitation of Compounds or the Product in the Territory.

1.46                “Regulatory Documentation” means all applications, registrations, licenses, authorizations and approvals, all correspondence submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents and all clinical studies and tests, relating to the Product, and all data contained in any of the foregoing, including all Health Registration Approvals, regulatory drug lists, advertising and promotion documents and related FDA submissions and correspondence, adverse event files and complaint files and related FDA submissions.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.47                “REMS Program” means Risk Evaluation and Mitigation Strategy Program required to be implemented under the Act in connection with the regulatory approval of the Product by the FDA.

1.48                “Sales Representative” means a pharmaceutical sales representative employed by KADMON full-time (five (5) days per week and at least thirty-five (35) hours per week, subject to customary leave, including holiday, vacation and illness) who Promotes pharmaceutical products for human use in the Territory.

1.49                “Sunshine Act” means the Physician Payment Sunshine Act (42 U.S.C. § 1320a- 7h), as amended.

1.50                “Tax” or “Taxes” means (a) any and all federal, state, local, foreign, or similar taxes of any kinds (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any governmental authority, including, without limitation, any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, capital, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, disability, social security, registration, excise, severance, stamp, occupation, premium, property, environmental or windfall profit taxes, custom duty or other tax, governmental fee or other like assessment or charge, (b) any liability for the payment of any amounts of the type described in clause (a) of this sentence as a result of being a member of an affiliated consolidated, combined, unitary or aggregate group for any tax period, and (c) any liability for the payment of any amounts of the type described in clause (a) or (b) of this sentence as a result of being a transferee of or successor to any Person; provided that the term “Tax” shall not include taxes or portions thereof paid pursuant to Section 9008 of the Patient Protection and Affordable Care Act.

1.51                “Territory” means the United States of America including the District of Columbia, the Commonwealth of Puerto Rico, and any other territories, possessions and protectorates thereof.

1.52                “Third Party” means any Person other than VIVUS, KADMON and their respective Affiliates.

1.53                “Third Party Claims” means any suit, investigation, claim or demand by a Third Party.

1.54                “Trademark” means any word, name, symbol, color, designation or device or any combination thereof, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo or business symbol, whether or not registered.

1.55                “Training Plan” means the program of sales training and assessment initially developed and approved by VIVUS and as may be subsequently modified by VIVUS.

1.56                “VIVUS Policies” means the VIVUS corporate compliance policies and standard operating procedures, true and correct copies of which have been provided to KADMON prior to the Effective Date, as may be amended, replaced or supplemented from time to time.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.57                “VIVUS Sales Representative” is a Sales Representative employed by VIVUS or any contract sales organization currently engaged, or engaged during the Term by VIVUS, to Promote the Product.

ARTICLE 2
ENGAGEMENT

2.1                  Engagement of KADMON.

2.1.1       During the Term, VIVUS hereby grants to KADMON the exclusive right to Promote the Product in the Territory for the Indication to the KADMON Targets through the KADMON Sales Force and other support personnel, subject to the terms and conditions of this Agreement (the “KADMON Agreement Activities”). KADMON shall commence performing the KADMON Agreement Activities on the Detailing Commencement Date.

2.1.2       KADMON shall use Commercially Reasonable Efforts to perform the KADMON Agreement Activities.

2.1.3       KADMON shall not use a contract sales force or other Third Parties to perform the KADMON Agreement Activities or otherwise satisfy its obligations hereunder without the prior written consent of VIVUS.

2.1.4       KADMON may not grant any rights to any Third Party to Promote the Product in the Territory.

2.2                  Promotion Plan.

2.2.1       The Alliance Manager(s) shall oversee the preparation and performance of the Promotion Plan generally.

2.2.2       The Promotion Plan shall include, as applicable:

(a)           general strategies, consistent with applicable VIVUS written guidance for the Promotion of the Product in the Territory; Applicable Law, the KADMON Policies and the VIVUS Policies for performing the KADMON Agreement Activities; and

(b)           such other matters agreed by the Parties in writing.

2.2.3       KADMON shall have the sole responsibility and discretion with respect to determining the priority of the Product presentation among KADMON’s other promoted pharmaceutical products and the deployment of the KADMON Sales Representatives.

2.3                  Product Supply. VIVUS shall use Commercially Reasonable Efforts to ensure the consistent supply of the Product to meet market demand and in accordance with Current Good Manufacturing Practices and all other Applicable Law.  For the avoidance of doubt, subject to VIVUS’s obligations set forth in this Agreement, VIVUS shall have the sole right and responsibility, at its sole discretion, to (i) establish and set the price of the Product in the Territory, (ii) book sales of the Product in the Territory, (iii) commercially distribute the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Product in the Territory, (iv) manufacture and supply the Product for the Territory and (v) maintain the Health Registration Approval for the Product in the Territory.

2.4                  Performance Obligations. Each Party shall be legally responsible and liable for the actions, omissions and conduct of its respective Sales Representatives and other employees performing activities hereunder.  Each Party shall ensure that all Persons for whom it has legal responsibility and liability in accordance with the foregoing sentence comply with Applicable Law, the KADMON Policies (solely in the case of KADMON), the VIVUS Policies (solely in the case of VIVUS), and all requirements of this Agreement, and shall implement and maintain policies and procedures to ensure such compliance.

2.5                  Affiliates. Each Party shall have the right to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates; provided, however, that (a) any such Affiliate shall be bound by the obligations of such Party under this Agreement, (b) any actions, omissions or conduct by such Affiliate shall be deemed to be actions, omissions or conduct of such Party, and (c) such Party shall remain responsible for the performance of its obligations under this Agreement.

ARTICLE 3
SALES FORCE

3.1                  KADMON Sales Force.

3.1.1       At all times during the Term, KADMON shall perform the KADMON Agreement Activities exclusively through the KADMON Sales Representatives consisting initially of *** Sales Representatives and an appropriate number of sales force managers, (the “KADMON Sales Force”).  KADMON may, in its sole discretion, add or reduce the number of KADMON Sales Representatives and sales force managers at any time and without notice to VIVUS.

3.1.2       Each member of the KADMON Sales Force at any time during the Term shall have satisfactorily completed the Product sales and policy training program specified in Section 4.1.

3.2                  KADMON Sales Representatives.

3.2.1       VIVUS shall use Commercially Reasonable Efforts to provide Product specific training to each KADMON Sales Representative as specified in Section 4.1.

3.2.2       KADMON shall use Commercially Reasonable Efforts to provide full general training to its Sales Representatives, and to cause the KADMON Sales Representatives to adhere to the Promotion Plan.

3.2.3       The KADMON Sales Representatives shall be subject to terms requiring that the individual perform his or her duties as a KADMON Sales Representative in accordance with the KADMON Policies and VIVUS Policies, copies of which shall be provided by KADMON, or made available by KADMON, to the KADMON Sales Representatives.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.2.4       KADMON will treat all KADMON Sales Representatives employed by it as its own employees for all purposes, including federal, state and local Tax and Employment Laws.

3.2.5       KADMON acknowledges and agrees that all of its Sales Representatives are not, and are not intended to be or be treated as, employees of VIVUS or any of its Affiliates.  All matters of compensation, benefits and other terms of employment for KADMON’s personnel shall be a matter solely between KADMON and its Sales Representatives

3.3                  Field Observations and Sales Meetings.

3.3.1       The Alliance Managers may adopt reasonable methods of evaluating resource effectiveness to be used from time to time and KADMON shall use Commercially Reasonable Efforts to comply with any such methods. Upon reasonable notice to KADMON and as reasonably required by VIVUS, KADMON shall permit VIVUS personnel to conduct field observations with the KADMON Sales Representatives to evaluate overall quality assurance of the KADMON Agreement Activities.  If any such observations indicate that the VIVUS approved messaging is not being delivered with respect to the Product, the Parties shall use good faith efforts to jointly develop and implement a plan of action designed to correct such failure; provided that, subject to Article 5, VIVUS shall have final decision-making authority to determine whether to change the content of the Promotional Materials or messages being delivered during Details with respect to the Product.

3.3.2       Upon reasonable notice to KADMON, VIVUS shall have the right to have a reasonable number of representatives of VIVUS attend the applicable portion of any KADMON sales meetings during which Detailing and Promotion trainings relating to the Product are discussed. KADMON will make reasonable efforts to give VIVUS advance written notice of such meetings. If requested by VIVUS, KADMON shall permit to attend and participate in such meetings or such portions thereof that relate to the Detailing and Promotion of the Product (at VIVUS’s sole expense).

3.4                  No Recruitment. During the Term and for a period of *** years thereafter, neither Party shall actively recruit or solicit any of the other Party’s employees including, without limitation, sales force personnel (including representatives, managers, operations and data analytics) and medical science liaisons who perform the KADMON Agreement Activities without the prior written consent of the other Party; provided, that notwithstanding the foregoing, either Party shall be permitted to engage in general recruitment through advertisements or recruiting through head-hunters so long as employees and personnel of the other Party are not specifically targeted.  If the time period specified in this paragraph should be adjudged unreasonable in any court or dispute resolution proceeding, then the time period restriction shall be reformed to the maximum time limitation permitted by the applicable laws.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 4
SALES TRAINING

4.1                  Training Program. Prior to the Detailing Commencement Date, VIVUS shall, in accordance with the procedures set forth in the Training Plan, provide training to the initial members of KADMON’s Sales Force with respect to: (a) disease state; (b) Product knowledge; (c) competitive product knowledge; (d) compliance with Applicable Law and the VIVUS Policies; (e) reporting of Adverse Events, Field Alerts, Product Quality Complaints, MIRs and Other Reportable Information in accordance with the terms hereof; (f) use of Promotional Materials; and (g) such other information that VIVUS deems necessary or appropriate (collectively, the “Sales Force Training Matters”). After the Detailing Commencement Date, VIVUS shall provide training to any replacement members of the KADMON Sales Force with respect to the Training Matters. The initial training shall include one (1) week of home training and online testing and one (1) week of live training. VIVUS shall provide, at KADMON’s sole expense, the initial live training of the KADMON Sales Force at a venue to be determined by KADMON. VIVUS represents and warrants that such training shall be sufficient to enable KADMON to carry out its duties under this Agreement in full compliance with Applicable Law (assuming the KADMON Sales Representatives act in accordance with such training).

4.2                  Training Materials.

4.2.1       VIVUS, at its sole expense, shall provide KADMON with all training materials to be used in connection with the training under Section 4.1 (the “Training Materials”). VIVUS represents and warrants that all Training Materials shall be in compliance with all Applicable Law at the time they are provided by VIVUS to KADMON.

4.2.2       VIVUS shall be solely responsible for determining the content of the Training Materials. VIVUS will utilize its then current sales training plan and sales training materials for the Product. KADMON shall not change the Training Materials in any substantive respect and KADMON shall not provide to the KADMON Sales Representatives any training materials in connection with the Product other than those provided by VIVUS.

4.2.3       VIVUS shall review the Training Materials from time to time and make any revisions and updates thereto as VIVUS may deem appropriate.

4.2.4       Upon termination or expiration of this Agreement, at VIVUS’s election, KADMON either shall (i) return to VIVUS or (ii) destroy and certify to VIVUS such destruction, the Training Materials in the possession of, or under the control of, KADMON; provided, however, that in the event that pending legal matters require that KADMON retain such training materials, KADMON shall not be required to do either (i) or (ii) above until the completion of all such legal matters.

4.3                  Training Expenses. KADMON shall reimburse VIVUS for its reasonable out of pocket expenses incurred by the VIVUS personnel, the VIVUS sales trainer, and the key opinion leader presenter who provide the sales training pursuant to, and in accordance with, Sections 4.1 and 4.5 (including the cost for travel, food and lodging for training meetings) and shall be solely responsible for the expenses incurred by the KADMON Sales Force who attend the training pursuant to Sections 4.1 and 4.5 (including the cost for travel, food and lodging for training meetings).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.4                  Minimum Requirements. No KADMON Sales Representative shall Promote the Product unless he or she demonstrates sufficient knowledge by meeting the validation requirements set forth by VIVUS in the Training Plan. KADMON shall maintain, and make available upon request by VIVUS, records of all testing results, including copies of the tests.

4.5                  Product Information and Additional Training. As determined by the Alliance Managers, KADMON shall disseminate information to the KADMON Sales Representatives regarding the Product or provide such additional training to the KADMON Sales Force relating to the Product (e.g., refresher training, training on a new indication for the Product or as a result of a change in the Product Labels and Inserts, etc.). KADMON shall not provide the KADMON Sales Force with any material information regarding the Product that has not been provided or approved (in writing) by VIVUS.

ARTICLE 5
PROMOTIONAL MATERIALS

5.1                  Preparation of Promotional Materials. VIVUS, at its sole cost and expense, shall produce all Promotional Materials. VIVUS represents and warrants that all Promotional Materials shall be in compliance with all Applicable Law at the time they are provided by VIVUS to KADMON. KADMON shall not be required to use any Promotional Materials provided by VIVUS if KADMON reasonably and in good faith believes that the use of such Promotional Materials in the performance of its obligations under this Agreement would violate Applicable Law or the KADMON Policies, provided, that KADMON promptly shall notify VIVUS of such belief and the Parties shall promptly engage in good faith discussions to attempt to resolve such situation. VIVUS shall promptly notify KADMON if at any time VIVUS determines, or if at any time VIVUS receives written notice from OPDP that it has made a final determination, that any Promotional Materials are not in compliance with Applicable Laws.

5.2                  Delivery of Promotional Materials. VIVUS, at its sole cost and expense, shall provide to Kadmon all Promotional Materials. VIVUS shall provide KADMON the amount and type of Promotional Materials determined by VIVUS at the times determined by VIVUS.

5.3                  Use of Promotional Materials.

5.3.1       KADMON shall use only Promotional Materials provided by VIVUS to perform the KADMON Agreement Activities. KADMON shall determine the method and means of using the Promotional Materials, subject to compliance with Applicable Law and the KADMON Policies.

5.3.2       With respect to the KADMON Agreement Activities, KADMON shall use Commercially Reasonable Efforts to ensure that KADMON Sales Representatives:

(a)           use only Promotional Materials provided by VIVUS, without changing, adulterating or altering the Promotional Materials;

(b)           use Promotional Materials only in a manner that is consistent with (i) the then effective Promotion Plan, (ii) Applicable Law, and (iii) the Product Labels and Inserts; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c)           limit claims of efficacy and safety for the Product to those that are consistent with (i) the Promotion Plan without adding or modifying claims of efficacy and safety in any respect from those claims of efficacy and safety that are contained in, the then effective Promotion Plan, (ii) Applicable Law, and (iii) the Product Labels and Inserts.

5.4                  Compliance Audits. Upon reasonable notice in writing, VIVUS shall be entitled to conduct audits of KADMON’s Sales Force activities.

5.5                  Updates. VIVUS shall review all Promotional Materials and shall make any updates thereto and consider any updates proposed by the Alliance Managers with respect thereto.  KADMON may, but shall have no duty to, propose updates to the Promotional Materials from time to time, and VIVUS shall at its sole discretion update the Promotional Materials based on any proposal from KADMON.

5.6                  Applicable Law Violation. KADMON acknowledges and agrees that any violation of Applicable Law by a KADMON Sales Representatives in connection with the Promotion of the Product in the Territory shall constitute a breach of this Agreement by KADMON.

5.7                  Ownership of Materials. VIVUS shall own all right, title and interest in and to all Promotional Materials. VIVUS shall, and does hereby grant to KADMON a royalty-free, non-exclusive right and license to use, reproduce and distribute the Promotional Materials or any other Product-related materials made available to KADMON by VIVUS under this Agreement, in each case solely in conjunction with the performance of the KADMON Agreement Activities, which license shall not be sublicensable, assignable or transferable by KADMON, except in accordance with the terms of Section 16.6.

5.8                  Return of Promotional Materials. If any member of the KADMON Sales Force leaves the employ of KADMON or otherwise ceases to perform the KADMON Agreement Activities, KADMON shall use Commercially Reasonable Efforts to (a) retrieve from such person all Promotional Materials provided by KADMON not already distributed to a KADMON Target, and (b) provide such retrieved Promotional Materials to the replacement member of the KADMON Sales Force.  Upon termination or expiration of this Agreement, at VIVUS’s election, KADMON either shall (i) return to VIVUS or (ii) destroy and certify to VIVUS such destruction, all Promotional Materials not distributed to KADMON Targets and in the possession of, or under the control of, KADMON; provided, however, that in the event that pending legal matters require that KADMON retain such Promotion Materials, KADMON shall not be required to do either (i) or (ii) above until the completion of all such legal matters.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 6
EXCLUSIVITY

6.1                  Exclusivity.

6.1.1       KADMON hereby covenants and agrees that, during the Term, it and its Affiliates shall not:

(a)           without the prior written consent of VIVUS, Promote in the Territory any product or therapy, other than the Product, for use in the Indication; or

(b)           knowingly grant any license or other rights to any Third Party to utilize any intellectual property controlled by KADMON or its Affiliates, for the express purpose of enabling such Third Party to conduct an activity which would constitute a violation of clause 6.1.1(a) if it were conducted by KADMON solely on its own behalf.

6.1.2       VIVUS hereby covenants and agrees that, during the Term, it and its Affiliates shall not:

(a)           Promote, and shall not enter into an agreement with any Third Party to Promote, the Product in the Territory to KADMON Targets; or

(b)           knowingly grant any license or other rights to any Third Party to utilize any intellectual property Controlled by VIVUS or its Affiliates, for the express purpose of enabling such Third Party to conduct an activity which would constitute a violation of clause (a) if it were conducted by VIVUS solely on its own behalf; provided that, for clarity, in no event shall VIVUS or its Affiliates be restricted under this Section 6.1.2 from conducting any Promotional activities alone or with a Third Party, outside of the Indication.

6.1.3       VIVUS hereby covenants and agrees that it and its Affiliates shall not Promote, and shall not enter into an agreement with any Third Party to Promote, the Product in the Territory to the KADMON Targets during the nine (9) month period immediately following the expiration or termination of this Agreement.

6.1.4       Each Party acknowledges and agrees that (i) this Section 6.1 has been negotiated by the Parties, (ii) the geographical and time limitations on activities set forth in this Section 6.1 are reasonable, valid and necessary in light of the Parties’ circumstances and necessary for the adequate protection of the business of the Product and (iii) neither Party would have entered into this Agreement without the protection afforded it by this Section 6.1. If, notwithstanding the foregoing, a court of competent jurisdiction determines that the restrictions set forth in this Section 6.1 are too broad or otherwise unreasonable under Applicable Law, including with respect to duration, geographic scope or space, the court is hereby requested and authorized by the Parties to revise this Section 6.1 to include the maximum restrictions allowable under Applicable Law.

6.1.5       VIVUS represents and warrants that, other than VIVUS, any contract sales organization currently engaged by VIVUS, and KADMON, no other Party as of the Effective Date is authorized to Promote the Product in the Territory.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 7
REGULATORY MATTERS

7.1                  Ownership of Regulatory Documentation and Approvals. VIVUS or its Affiliates, as the case may be, own all right, title and interest in and to (a) all Regulatory Documentation with respect to the Product and all information contained therein and (b) all Health Registration Approvals made or granted with respect to the Product, including any NDA with respect thereto.

7.2                  Maintenance of Approvals. VIVUS shall use Commercially Reasonable Efforts to maintain the Health Registration Approval and/or ability to market the Product in the Territory.

7.3                  Regulatory Communications.

7.3.1       VIVUS shall be solely responsible for (i) making all communications, reports, submissions and responses to Agencies concerning the Product, including reporting Adverse Events, Other Reportable Information and Field Alerts and (ii) taking all actions (including investigations) and conducting all communications with all Third Parties that relate to all Product Quality Complaints or complaints related to tampering or contamination with respect to the Product, Adverse Events, Other Reportable Information and Field Alerts with respect to the Product.

7.3.2       KADMON shall be responsible for making any communications, reports, submissions or responses to Agencies that it is required to make under Applicable Law in connection with performing its activities hereunder, including with respect to reporting fees, meals, educational items, payments and other items of value provided by or on behalf of KADMON to any health care provider or similar Person relating to the Product including for the purpose of Promoting, marketing or advertising the Product; provided that KADMON shall, to the extent permitted by Applicable Law and to the extent requested by VIVUS, provide VIVUS with (a) reasonable advance written notice of, and an opportunity to discuss in good faith, any proposed communication with any Agency in advance thereof with respect to the Product or any activities of VIVUS or (b) otherwise provide written notice to VIVUS of any communication with any Agency concerning the Product or any activities of VIVUS promptly following such communication and attach copies of such communication (whether by such Agency or KADMON) to such notice.  For clarity, KADMON shall provide VIVUS with copies of any reports made by KADMON pursuant to the Sunshine Act in connection with the promotion of the Product.

7.3.3       KADMON shall cooperate, at VIVUS’s sole expense, with all of VIVUS’s reasonable requests and assist VIVUS in connection with (i) preparing any and all reports to Agencies concerning the Product, (ii) preparing and disseminating all such communications to Third Parties and (iii) investigating and responding to any Product Quality Complaint, Adverse Event, Other Reportable Information or Field Alert related to the Product.

7.3.4       Except to the extent required by Applicable Law, KADMON shall not (i) make any statements, whether written or oral, to a Third Party regarding a Product Quality

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Complaint, Adverse Event, Other Reportable Information or Field Alert with respect to the Product other than to inform the Third Party that information in respect thereof has been or will be conveyed by KADMON to VIVUS or (ii) take any action concerning any application, registration, authorization or approval under which the Product is sold.

7.4                  Returned Product.  VIVUS shall have the sole responsibility and right to accept returned Product.  KADMON shall not solicit the return of any Product and should not accept any returned Product, but if for any reason KADMON should receive any returned Product, KADMON shall promptly notify VIVUS.  At VIVUS’s expense, KADMON shall return to VIVUS any Product returned to KADMON.  KADMON may advise the customer who made the return that the Product has been destroyed.

7.5                  Recalled Product.  VIVUS shall have the sole responsibility and right to determine if any recall, withdrawal or other form of market action is necessary with respect to the Product and shall be solely responsible, at its own expense, for taking all actions with respect to the recall, withdrawal or market action with respect to the Product, and shall do so in accordance with Applicable Law.  KADMON shall cooperate in good faith with VIVUS with regard to any such action at VIVUS’s sole cost and expense.

7.6                  Adverse Events and Other Reports.

7.6.1       KADMON will comply with Applicable Law and the VIVUS Policies related to reporting on Adverse Events or Other Reportable Information.

7.6.2       KADMON shall report to VIVUS any time that it or any member of the KADMON Sales Force or any other employee performing or who has performed services in connection with this Agreement, becomes aware of any of the following:

(a)           an Adverse Event or Other Reportable Information associated with the Product or information in or coming into its possession or control concerning such Adverse Event or Other Reportable Information;

(b)           information that might necessitate the filing by VIVUS of a field alert report for the Product, as required under 21 C.F.R. § 314.81(b)(1), as such regulation may be amended from time to time (a “Field Alert”); or

(c)           any Product Quality Complaint associated with the use of the Product.

7.6.3       KADMON shall provide the information in (a), (b), and (c) above to VIVUS as promptly as possible and in any event no later than twenty-four (24) hours after first receiving such information from any member of its Sales Force, from any other employee, or from any other contractor, temporary employee, consultant or agent performing or who has performed services in connection with this Agreement.

7.6.4       In furtherance of the foregoing reporting obligations, as promptly as possible following the Effective Date, the Parties shall work together to implement a reporting system such that the information in (a), (b), and (c) above will transfer to VIVUS as promptly as

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

possible upon KADMON’s receipt of such information from any member of the KADMON Sales Force, from any other employee, or from any other contractor, temporary employee, consultant or agent performing or who has performed services in connection with this Agreement.

7.6.5       Without limitation of the foregoing, with respect to Adverse Events, Other Reportable Information, Field Alerts and Product Quality Complaints, in each case with respect to the Product, KADMON shall comply with Applicable Law in connection with collection of information regarding, and reporting of, the foregoing and establish and actively manage procedures and protocols reasonably designed to ensure that all relevant information relating to the foregoing that comes to the attention of any member of the KADMON Sales Force is promptly conveyed to KADMON so that KADMON can comply with its reporting obligations hereunder. VIVUS may, at its option, establish procedures for members of the KADMON Sales Force to provide such information referenced in this Article 7 directly to VIVUS or its designee, which may be established or modified by VIVUS from time to time in writing to KADMON.

7.7                  Medical Affairs.

7.7.1       VIVUS shall be responsible for all Medical Affairs Activities during the Term, and with respect to the Territory.  In the event the Term is extended, KADMON shall reimburse VIVUS on a Calendar Quarterly basis for 50% of the Medical Affairs Costs attributable to any KADMON Target.

7.7.2       VIVUS shall have the exclusive right and responsibility to respond to all MIRs received by each Party’s sales force. KADMON shall (a) promptly communicate all MIRs received by KADMON or the KADMON Sales Force and (b) when relevant, inform KADMON Targets that they may contact VIVUS pursuant to written procedures provided by VIVUS to KADMON from time to time.

ARTICLE 8

TRADEMARKS, COPYRIGHTS AND PATENTS

8.1                  Product Trademarks. VIVUS hereby grants KADMON a non-exclusive, royalty free license (without the right to grant sublicenses) to use the Product Trademarks,  Product Copyrights and Product Patents solely for purposes of satisfying its obligations hereunder, which license shall terminate upon the expiration or earlier termination of this Agreement for any reason.

8.2                  No Ownership or Rights in the Product Trademarks, Copyrights or Patents.

8.2.1       Except as expressly set forth in Section 8.1, nothing in this Agreement shall give KADMON any rights, title or interest in and to the Product Copyrights, the Product Trademarks, the Product Patents or any other Trademarks or Patents that VIVUS or its Affiliates, as the case may be, own, license or maintain. KADMON acknowledges and agrees that VIVUS or its Affiliates, as the case may be, are (as between the Parties) the owners of all rights, title and interest in and to the Product Trademarks, the Product Copyrights and the Product Patents,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

including any form or embodiment thereof, and the goodwill now and hereafter associated therewith.

8.2.2       KADMON shall not, and shall not knowingly cause or assist another Person to, contest or dispute the validity of, the exclusive rights of VIVUS or its Affiliates, as the case may be, in and to the Product Trademarks or the Product Copyrights, or any part thereof, or the registrations thereof.

8.3                  Trademark and Copyright Maintenance.  KADMON shall not undertake any action to register or renew any of the Product Trademarks or the Product Copyrights (or any derivative thereof) or to defend against or pursue an infringement claim based on or relating to any of the Product Trademarks or the Product Copyrights.

ARTICLE 9
GOVERNANCE

9.1                  Appointment of Alliance Managers. The Parties shall each designate a single person (each, an “Alliance Manager”) who shall oversee contact between the Parties for all matters related to the Product and through whom all significant communications (other than regulatory reporting, which shall be governed by Article 7) shall be channeled. The Alliance Managers shall:  (a) function as a single point of contact in all substantive communications with the other Party relative to the performance of the Parties duties and obligations under this Agreement and (b) perform any other functions agreed by the Parties.  Each Party may replace its Alliance Manager at any time, upon at least one (1) week’s prior written notice to the other Party.  The initial Alliance Managers shall be:

For KADMON:

Byron I. Wigodner

Senior Director Corporate Alliances & large Corporate Accounts

Office: 847-634-3549

Email: Byron.wigodner@kadmon.com

For VIVUS:

Dana B. Shinbaum

Corporate Development & Investor Relations

650-934-5387 | Mobile:  480-440-9700

Email: shinbaum@vivus.com

ARTICLE 10
CONSIDERATION

10.1                Sales Commission Payments to KADMON

10.1.1     Sales Commission Rates.  VIVUS shall pay to KADMON a sales commission of 40% of the per prescription Net Revenue (including the free trial offer) for each

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

filled prescription of Product written by a KADMON Target (including prescriptions for the free trial offer).

10.1.2     Sales Commission Term.  VIVUS’s obligation to pay to KADMON a sales commission with respect to Net Revenue of the Product in the Territory shall only apply with respect to filled prescriptions written by a KADMON Target that are filled during the Term and for a period of one Calendar Quarter following the end of the Term.

10.1.3     Sales Commission Payment and Reports. VIVUS shall calculate all amounts payable by it pursuant to this Section 10.1 at the end of each Calendar Quarter.  VIVUS shall, within *** days following the end of each Calendar Quarter, provide to KADMON a statement of the amount of Net Revenue of the Product in the Territory during the applicable Calendar Quarter, and a calculation of the amount of sales commission payment due on such Net Revenue for such Calendar Quarter.

10.1.4     Right to Offset.  Either Party shall have the right to offset any amount owed by the other Party under or in connection with this Agreement against any payments owed by it under this Agreement.  Such offsets shall be in addition to any other rights or remedies available under this Agreement and Applicable Law.

10.2                General.  Any commissions and other amounts payable by one Party to the other Party pursuant to this Agreement (“Payments”) shall not be reduced on account of any Taxes except to the extent required by Applicable Law. The Party making a Payment (the “Paying Party”) shall deduct or withhold from the Payments any Taxes that it is required by Applicable Law to deduct or withhold.

10.3                Mode of Payment. All Payments by the Paying Party under this Agreement shall be made by deposit of Dollars in the requisite amount to such bank account as the Party receiving a Payment (the “Payee Party”) may from time to time designate by notice to the Paying Party. The Payee Party shall provide such bank deposit instructions to the Paying Party at least *** days prior to the scheduled or anticipated due date for the first Payment payable to the Payee Party and shall provide any changes in such bank deposit instructions at least *** days prior to the scheduled or anticipated due date for the first Payment to be paid in accordance with such changed instructions.

10.4                Interest on Late Payments. If any Payment due to the Payee Party under this Agreement is not paid when due (other than a Payment subject to a good faith dispute by the Parties, except if interest thereon is specifically awarded by a court in connection with the resolution of such good faith dispute), then the Paying Party shall pay interest thereon at an annual rate of LIBOR from the due date until paid in full or, if less, the maximum interest rate permitted by Applicable Law.

10.5                Records.  Each Party shall keep, or shall cause to be kept, for a period of *** years after the expiration or termination hereof or such shorter period as required by such Party’s records management policies and practices (to the extent consistent with Applicable Law), complete and accurate books and records pertaining to the performance of its obligations hereunder, including records of Detail and sampling performance, reimbursable costs and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

expenses incurred, sales of the Product, and all information reasonably necessary to calculate and verify all amounts payable hereunder.

10.6                Audit. At the request of either Party, the other Party shall, and shall cause its and their respective Affiliates to, permit an independent certified public accountant designated by such Party, at reasonable times and upon reasonable notice, to audit the books and records maintained pursuant to Section 10.5 to ensure the other Party’s compliance of its obligations hereunder and to verify all amounts payable hereunder, including the accuracy of all reports and payments made hereunder.  KADMON may request such audit at the end of the Initial Term. Thereafter either Party may request an audit no more than once during any *** consecutive month period during the Term and a period of twelve (12) months thereafter and no more than once with respect to any period so examined; provided that if any such audit reveals that the audited Party is or was not in material compliance with the terms of this Agreement, the auditing Party shall have the right to conduct such additional audits as may be reasonably required by such Party to determine whether the other Party has appropriately remedied such non-compliance.  The cost of any such audit shall be borne by the auditing Party, unless with respect to an audit of payments made hereunder, the audit reveals a variance of more than ***% from reported amounts, in which case the audited Party shall bear the cost of the audit.  If any such audit concludes that additional payments were owed or that excess payments were received during such period, the owing Party shall pay the additional payments or the receiving Party shall reimburse such excess payments within *** days after the date on which such audit is completed.  For clarity, this Section 10.6 is not intended and shall not be construed to apply to records with respect to the manufacture of Product by or on behalf of VIVUS.

10.7                Monthly Reports. VIVUS shall provide KADMON with a monthly report within *** weeks of the end of each calendar month. The report shall contain a list of each KADMON Target that wrote a prescription that was filled during the previous month and the number of prescriptions filled during that month that were written by each KADMON Target.  KADMON will reimburse VIVUS for its reasonable out of pocket expenses incurred by VIVUS in preparing such reports.

10.8                Confidentiality. Each Party shall treat all information subject to review under this Article 10 in accordance with the confidentiality provisions of Article 12 and the auditing Party shall cause the Accountant to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating the Accountant to retain all such financial information in confidence pursuant to such confidentiality agreement.

ARTICLE 11
BUSINESS ETHICS

11.1                Compliance. Each Party agrees, on behalf of itself, its Affiliates, and its and their respective officers, directors, employees, agents and representatives (together with such Party, the “Party Representatives”), that in connection with the matters that are the subject of this Agreement and the performance of its obligations hereunder:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(a)           it and its Party Representatives shall comply with Applicable Law, including the Act, the United States Anti-Kickback Statute, and the Anti-Corruption Laws, and with the KADMON Policies (in the case of KADMON), and the VIVUS Policies (in the case of VIVUS), and shall not knowingly or intentionally take any action that will, or would reasonably be expected to, cause (i) the other Party or its Affiliates to be in violation of any such laws or policies or (ii) the performance by the other Party or its Affiliates of their obligations under this Agreement to violate any such laws or policies;

(b)           each Party shall maintain a corporate compliance program that will include compliance monitoring focused on specific risk areas, including off-label promotion, fraud and abuse and false claims, to assess whether its policies and procedures are being followed, which corporate compliance program shall include such procedures as have been provided by one Party to the other Party on or before the Detail Commencement Date;

(c)           each Party shall report promptly, but in no event later than *** Business Days after becoming aware thereof, to the other Party all allegations it has received with respect to the alleged or actual failure by the other Party to comply with the requirements set forth in this Article 11 with respect to the Promotion of the Product in the Territory;

(d)           each Party shall maintain a corporate compliance program that shall include a mechanism for its employees to report, anonymously if they choose, any concerns including matters such as potential illegal activity with respect to their duties and obligations under this Agreement, including but not limited to the Promotion of the Product, and the Party receiving any such report about its employees shall investigate any such report.  The investigating Party shall in any case, pursuant to this Agreement, promptly inform the non-investigating Party of the result of such investigation and any action taken by such Party as a result thereof;

(e)           it and its Party Representatives shall not, directly or indirectly, pay, offer or promise to pay, or authorize the payment of any money, or give, offer or promise to give, or authorize the giving of anything else of value, to (i) any Government Official in order to influence official action, (ii) any Person (whether or not a Government Official) (A) to influence such Person to act in breach of a duty of good faith, impartiality or trust (“acting improperly”), (B) to reward such Person for acting improperly or (C) where such Person would be acting improperly by receiving the money or other thing of value; or (iii) any other Person while knowing or having reason to know that all or any portion of the money or other thing of value will be paid, offered, promised or given to, or will otherwise benefit, a Government Official in order to influence official action for or against either Party in connection with the matters that are the subject of this Agreement, or the performance of their respective obligations under this Agreement;

(f)            it and its Party Representatives shall not, directly or indirectly, solicit, receive or agree to accept any payment of money or anything else of value in violation of the Anti-Corruption Laws or the KADMON Policies (in the case of KADMON) or the VIVUS Policies (in the case of VIVUS); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

11.2                Obligation to Notify. Each Party shall promptly notify the other Party of changes in its Corporate Policies, relevant to the Promotion of the Product in the Territory, that are less restrictive in a material way than the prior versions of such policies provided to the other Party.

11.3                Representations as to Business Ethics. Each Party, on behalf of itself and its Party Representatives, represents and warrants to the other Party that:

(a)           to the best of such Party’s and its Affiliates’ knowledge, it and its Party Representatives have not, directly or indirectly, (i) paid, offered or promised to pay, or authorized the payment of any money, (ii) given, offered or promised to give, or authorized the giving of anything else of value or (iii) solicited, received or agreed to accept any payment of money or anything else of value, in each case ((i), (ii) and (iii)), in violation of the Anti-Corruption Laws during the *** years preceding the Effective Date;

(b)           neither it nor any of its Affiliates is, directly or indirectly, owned or otherwise controlled by any Government Official in a position to take or influence official action for or against either Party in connection with the matters that are the subject of this Agreement, or the performance of their respective obligations under this Agreement; and

(c)           to the best of such Party’s and its Affiliates’ knowledge, none of its contracts, licenses or other assets that are the subject of this Agreement were procured in violation of any Anti-Corruption Laws.

ARTICLE 12
CONFIDENTIALITY AND NON-DISCLOSURE

12.1                Confidentiality.

12.1.1     Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, the receiving Party agrees that, for the Term and for *** years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information of the disclosing Party except for that portion of such information or materials that the receiving Party can demonstrate by competent proof:

(a)           was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the disclosing Party;

(b)           was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)           became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d)           is subsequently disclosed to the receiving Party or its Affiliate by a Third Party without obligations of confidentiality with respect thereto; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(e)           is subsequently independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of Confidential Information.

12.1.2     Notwithstanding the foregoing, the receiving Party may disclose without violation of this Agreement such portion of the Confidential Information as is required or permitted to be disclosed if, on the advice of counsel, it is required under Applicable Law or pursuant to legal process to disclose such Confidential Information of the disclosing Party; provided that unless otherwise prohibited by Applicable Law, the receiving Party first advises the disclosing Party of such intended disclosure and provides the disclosing Party with the opportunity to seek appropriate judicial or administrative relief to avoid, or obtain confidential treatment of, such disclosure at the disclosing Party’s sole cost and expense.

12.2                Authorized Disclosure. Each Party and its Recipients may disclose Confidential Information to the extent that such disclosure is:

(a)           made in response to a valid subpoena or order of a court of competent jurisdiction or other Agency of a country or any political subdivision thereof of competent jurisdiction; provided, however, that, if legally permissible, the Receiving Party shall first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to quash such order or to obtain a protective order requiring that the Confidential Information or documents that are the subject of such order be held in confidence by such court or Agency or, if disclosed, be used only for the purposes for which the order was issued; and provided, further that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order shall be limited to that information that is legally required to be disclosed in such response to such court or governmental order; or

(b)           otherwise required by Applicable Law or the requirements of a national securities exchange or another similar regulatory body, with the Receiving Party providing prior written notice thereof to the Disclosing Party and a reasonable opportunity for the Disclosing Party to review and comment on such required disclosure and propose that portions be subject to a request for confidential treatment thereof or a protective order therefor prior to making such disclosure and the Receiving Party using reasonable efforts to secure confidential treatment or any other applicable protection for the portions of the Confidential Information that the Disclosing Party requests be redacted.

12.3                Notification.  The Receiving Party shall notify the Disclosing Party promptly, and cooperate with the Disclosing Party as the Disclosing Party may reasonably request, upon the Receiving Party’s discovery of any loss or compromise of the Disclosing Party’s Confidential Information.

12.4                Return or Destruction of Confidential Information.  Upon the effective date of the expiration or termination of this Agreement for any reason, either Party may request in writing and the non-requesting Party shall either, with respect to Confidential Information to which such non-requesting Party does not retain rights under the surviving provisions of this Agreement: (a) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Party; or (b) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party.  Notwithstanding the foregoing, the non-requesting Party shall be permitted to retain (i) such Confidential Information to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (ii) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes.  All Confidential Information (except with respect to Confidential Information permitted to be disclosed pursuant to Section 12.3 and 12.4) shall continue to be subject to the terms of this Agreement for the period set forth in Section 12.1.

12.5                Use of Name and Disclosure of Terms. Except as necessary to perform a Party’s obligations under this Agreement, each Party shall (a) keep the existence of, the terms of and the transactions and the subject matter covered by, this Agreement confidential and shall not disclose such information to any other Person through a press release or otherwise and (b) not mention or otherwise use the name or any Trademark of the other Party or its Affiliates in connection with this Agreement, in each case ((a) and (b)), without the prior written consent of the other Party in each instance (which shall not be unreasonably withheld, conditioned or delayed).  The restrictions imposed by this Section 12.5 shall not prohibit either Party from making any disclosure identifying the other Party that is required by Applicable Law or the requirements of a national securities exchange or another similar regulatory body, provided that any such disclosure shall be governed by Section 12.2.  Further, the restrictions imposed on each Party under this Section 12.5 are not intended, and shall not be construed, to prohibit a Party from (x) identifying the other Party in its internal business communications or in connection with presentations to potential investors, provided that any Confidential Information in such communications remains subject to this Article 12 or (y) disclosing (i) information for which consent has previously been obtained and (ii) information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement, each of which ((i) and (ii)) shall not require advance approval, but copies of which shall be provided to the other Party as soon as practicable after the release or communication thereof.  Notwithstanding anything else contained herein, VIVUS hereby consents to KADMON referencing the Product on its corporate website as a Product it Promotes, provided that any such reference must be (i) pre-approved by the VIVUS promotional review committee and (ii) in accordance with Applicable Law.

12.6                Press Release. No press release concerning this Agreement, its subject matter or the transactions described herein shall be made, either directly or indirectly, by KADMON or VIVUS or their respective Affiliates, except as may be legally required by Applicable Law, judicial order, or required by stock exchange or quotation system rule without first obtaining the approval of the other Party, which approval and agreement shall not be unreasonably withheld or delayed.  In the event the Parties agree to extent the Term of the Agreement pursuant to Section 15.1, the Parties shall thereafter agree upon the content and timing of a press release.

12.7                Existing Confidentiality Agreement. The Parties acknowledge and agree that the Existing Confidentiality Agreement shall govern the disclosure of Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Information prior to the Effective Date, and that this Agreement, together with the Existing Confidentiality Agreement, shall govern the disclosure of Confidential Information on and after the Effective Date.

ARTICLE 13
REPRESENTATIONS AND WARRANTIES

13.1                Mutual Representations, Warranties and Covenants.

13.1.1     Each Party represents and warrants to the other Party as of the Effective Date as follows: (a) it is a duly organized and validly existing corporation or limited partnership under the laws of its jurisdiction of incorporation or formation; (b) it has full corporate or partnership power and authority and has taken all corporate or partnership action necessary to enter into and perform this Agreement; (c) the execution and delivery of this Agreement and the performance of its obligations hereunder do not violate, conflict with, or constitute a default or require any consent under its charter or similar organization document, its by-laws or partnership agreement or the terms or provisions of any material agreement or other instrument to which it is a party or by which it is bound or any order, award, judgment or decree to which it is a party or by which it is bound; (d) it has the right to enter into and perform its obligations under this Agreement without violating Applicable Law and under any REMS Program; (e) to its knowledge, there are no proceedings, claims or actions asserted against it or its Affiliates that would materially adversely affect or otherwise materially interfere with its performance of its obligations under this Agreement; and (f) this Agreement is its legal, valid and binding obligation, enforceable against it in accordance with the terms and conditions hereof, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered in a proceeding at law or equity. Each Party covenants to the other Party that it will not enter into any material agreement or other instrument that would conflict with its obligations under this Agreement.

13.1.2     Each Party represents, warrants and covenants that as of the Effective Date and during the Term, neither it nor any of its Affiliates nor any of their respective directors, officers, employees, or consultants has been debarred or is subject to debarment pursuant to Section 306 of the Act and that it shall not use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the Act or who is the subject of a conviction described in such Section. Each Party shall notify the other Party in writing promptly if it or any of any of its Sales Representatives are debarred or are the subject of a conviction described in Section 306 of the Act or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of such Party’s knowledge, is threatened, relating to the debarment or conviction of such Party or any of its Sales Representatives.

13.1.3     Each Party represents, warrants and covenants that as of the Effective Date it is not a party to any Corporate Integrity Agreement with the Office of Inspector General of the United States Department of Health and Human Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

13.2                Additional Representation, Warranty, and Covenant of VIVUS. VIVUS further represents, warrants and covenants to KADMON, as of the Effective Date, as follows:

13.2.1     VIVUS has, and shall use Commercially Reasonable Efforts to maintain in effect during the Term (except to the extent that the FDA requires withdrawal of due to no fault or negligence on the part of VIVUS or its Affiliates, employees, agents or contractors), the NDA for the Product marketed as of the Effective Date under the trademark QSYMIA.

13.2.2     To VIVUS’s knowledge, there are no Patents owned by any Third Party that would be infringed by KADMON’s performance of the KADMON Agreement Activities contemplated herein with respect to the Product. VIVUS has not received any written claim or demand alleging that the commercialization of the Product in the Territory as contemplated herein infringes any Patent owned by any Third Party.

13.2.3     To VIVUS’s knowledge, the information contained in the approved product labeling for the Product and in the NDA for the Product represents, in all material respects, is an accurate reflection of the safety and efficacy profile of the Product.

13.2.4     VIVUS has prepared, maintained and retained all material Regulatory Documentation for the Product in the Territory required to be maintained or retained pursuant to and in accordance with Applicable Law in all material respects and such Regulatory Documentation does not contain any materially false or misleading statements.

13.2.5     VIVUS shall use Commercially Reasonable Efforts during the Term to prepare, manufacture, handle, store, and ship the Product in compliance with Applicable Law, the applicable specifications for the Product, and the terms and conditions of this Agreement,

13.2.6     VIVUS shall use Commercially Reasonable Efforts to ensure that sufficient volumes of the Product conforming to provisions of Section 13.2.5 are available in the Territory to satisfy demand therefor.

13.3                DISCLAIMER OF WARRANTIES.  EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 14
INDEMNITY

14.1                Indemnification by VIVUS. Subject to the procedures set forth in Section 14.3, VIVUS shall defend, indemnify, and hold harmless KADMON, its Affiliates, and their respective officers, directors, employees, consultants and authorized agents and their respective

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

successors and assigns or heirs, as the case may be (the “KADMON Indemnitees”) from and against any and all claims, lawsuits, losses, damages, liabilities, penalties, costs and expenses (including reasonable attorneys’ fees and disbursements) (collectively, the “Losses”)  incurred by such KADMON Indemnitee based on or arising out of:

(a)           any misrepresentation or breach of any of VIVUS’s representations, warranties, covenants or obligations under this Agreement;

(b)           the negligence or willful misconduct of, or violation of Applicable Law by, VIVUS, its Affiliates, licensees, or their respective officers, directors, employees, consultants or authorized agents under this Agreement;

(c)           the use of the Promotional Materials by KADMON in accordance with this Agreement;

(d)           any actual or alleged infringement or misappropriation of any Third-Party intellectual property arising from the commercialization of the Product by VIVUS, its Affiliates or licensees; or

(e)           any death, personal injury or other product liability arising or related to the Product.

The foregoing indemnity obligations shall not apply to the extent that the Losses of such KADMON Indemnitee were caused by (i) a breach of any of KADMON’s representations, warranties, covenants, or obligations under this Agreement or (ii) the negligence or willful misconduct of, or violation of Applicable Law by, such KADMON Indemnitee.

14.2                Indemnification by KADMON.  Subject to the procedures set forth in Section 14.3, KADMON shall defend, indemnify and hold harmless VIVUS, its Affiliates, and their respective officers, directors, employees, consultants and authorized agents and their respective successors and assigns or heirs, as the case may be (the “VIVUS Indemnitees”) from and against any and all Losses incurred by such VIVUS Indemnitee based on or arising out of:

(a)           any misrepresentation or breach of any of KADMON’s representations, warranties, covenants or obligations under this Agreement; or

(b)           the negligence or willful misconduct of, or violation of Applicable Law by, KADMON, its Affiliates, licensees, distributors or their respective officers, directors, employees, consultants or authorized agents under this Agreement.

The foregoing indemnity obligation shall not apply to the extent that the Losses of such VIVUS Indemnitee were caused by: (i) a breach of any of VIVUS’s representations, warranties, covenants, or obligations under the Agreement; or (ii) the negligence or willful misconduct of, or violation of Applicable Law by, such VIVUS Indemnitee.

14.3                Indemnification Procedures. The Party claiming indemnity under this Article 14 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly and in no event later than thirty (30) days

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

after learning of a written Claim (“Indemnified Claim”).  Failure by an Indemnified Party to give notice of an Indemnified Claim within thirty (30) days of receiving a writing reflecting such Claim shall not relieve the Indemnifying Party of its indemnification obligations hereunder except and solely to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give such notice. The Indemnifying Party shall have the right to assume and control the defense of the Indemnified Claim with counsel of its choice so long as the Indemnifying Party is conducting a good faith and diligent defense.  The Indemnified Party shall provide the Indemnifying Party with reasonable assistance in connection with the defense of the Indemnified Claim.  The Indemnified Party may monitor such defense with counsel of its own choosing at its sole expense; provided, that if under applicable standards of professional conduct a conflict of interest exists between the Indemnifying Party and the Indemnified Party in respect of such claim, such Indemnified Party shall have the right to employ separate counsel to represent such Indemnified Party with respect to the matters as to which a conflict of interest exists and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Indemnifying Party.  The Indemnifying Party may not settle the Indemnified Claim without the prior written consent of the Indemnified Party, such consent shall not be unreasonably withheld, delayed or conditioned.  If the Indemnifying Party does not assume and conduct the defense of the Indemnified Claim as provided above: (a) the Indemnified Party may assume and conduct the defense of the Indemnified claim at the Indemnifying Party’s expense; (b) the Indemnified Party may consent to the entry of any judgment or enter into any settlement with respect to the Indemnified Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith); and (c) the Indemnifying Party will remain responsible to indemnify the Indemnified Party for Losses as provided in this Article 14.

14.4                Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY EXEMPLARY, SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, COSTS OR EXPENSES (INCLUDING LOST PROFITS, LOST REVENUES AND/OR LOST SAVINGS) ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 14.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY IN CONNECTION WITH THIRD PARTY CLAIMS UNDER SECTION 14.1 OR 14.2, (B) DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ARTICLE 12 OR (C) DAMAGES TO THE EXTENT ARISING FROM OR RELATING TO WILLFUL MISCONDUCT OR FRAUDULENT ACTS OR OMISSIONS OF A PARTY.

14.5                Insurance.

14.5.1     KADMON and VIVUS shall procure and maintain insurance during the Term of this Agreement, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated.  Such insurance shall be written by insurance companies with a rating of at least an “A-” and a class size of “VII” or better in the latest addition of A.M. Best or its equivalent. Without limiting the generality of the foregoing, KADMON and VIVUS’ insurance shall include, at minimum, the following coverages:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

14.5.2     commercial general liability coverage with minimum per claim limits of at least $*** per occurrence and $*** annual aggregate;

14.5.3     automobile liability coverage covering all owned, hired and non-owned automobile equipment with minimum per claim limits of $*** per occurrence and annual aggregate;

14.5.4     excess liability/umbrella coverage with minimum per claim limits of at least $*** per occurrence and annual aggregate; and

14.5.5     products liability coverage with minimum per claim limits of at least $*** per occurrence and annual aggregate .

It is understood that the insurance requirements above shall not be construed to create a limit of each Party’s liability to the other Party with respect to its indemnification obligations under this Article 14.  Each Party shall provide the other Party with written evidence of such insurance(s) upon written request.

ARTICLE 15
TERM AND TERMINATION

15.1                Term.  The term of this Agreement shall commence on the Effective Date and shall continue until *** (the “Initial Term”). The Term may be extended by written agreement by the Parties (the “Renewal Term,” and together with the “Initial Term”, the “Term”).

15.2                Termination.  This Agreement may be terminated as follows:

15.2.1     By either Party:

if either Party (the “Breaching Party”) is in material breach of any material obligation under this Agreement, in addition to any other right or remedy the other Party (the “Complaining Party”) may have, the Complaining Party may terminate this Agreement by providing the Breaching Party notice specifying the breach and an opportunity to cure such breach in accordance with this Section 15.2.1(a), in accordance with the following provisions:

(i)            The Complaining Party shall provide written notice (the “Termination Notice”) to the Breaching Party, specifying the bases of the breach and its claim of right to terminate.

(ii)           The Breaching Party shall have sixty (60) days from receiving such notice to cure the breach (or, if such breach cannot be cured within such period, to adopt a plan for cure during such time period) (the “Cure Period”), and provided that the Cure Period for payment breaches shall be thirty (30) days from the date of Termination Notice (and shall not, for clarity, be subject to any extension of the Cure Period under the foregoing).  If in the good faith belief of the Complaining Party

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

diligent actions are not being taken to cure the breach, or if the breach is not cured within the Cure Period, then the Complaining Party shall notify the Breaching Party of that belief and the Termination Notice shall become effective ten (10) days following that notice).

(iii)          In the event of a disagreement between the Parties as to the existence of a material breach or the steps that must be taken to cure such breach under this Section 15.2.1(a), then for the period commencing when the Complaining Party receives notice of the dispute (“Dispute Notice”) and ending upon the resolution of such dispute, the applicable Cure Period described above shall be tolled until the completion of the following expedited arbitration procedures set forth in this Section 15.2.1(a). The Dispute Notice shall specify the bases of the Termination Notice that are disputed and the bases that are not disputed and the arbitration proceeding shall be limited to resolution of such specified bases:

(A)    In the event the non-terminating Party delivers a Dispute Notice, then the dispute set forth in the Dispute Notice shall be resolved by binding arbitration before the American Arbitration Association (“AAA”) pursuant to AAA’s Commercial Arbitration Rules (or the AAA International Arbitration Rules, if recommended under the AAA guidelines), as such rules may be modified by this Section 15.2.1(a)(iii)(A) or by agreement of the Parties.  The arbitration shall be conducted before a panel of three (3) arbitrators (the “Panel”).  The Parties shall each select a single independent, conflict-free arbitrator not affiliated with either Party, who has experience involving pharmaceutical products and with dispute resolution to resolve the matter in dispute, which individual shall not be or have been at any time an Affiliate, employee, consultant, officer or director of either Party.  Each of the Party-selected arbitrators shall select a third arbitrator who shall meet the criteria set forth in the immediately preceding sentence.  If a Party fails to designate a Party-selected arbitrator within fifteen (15) Business Days after submission to arbitration or the Party-selected arbitrators are unable to reach agreement on the selection of the third arbitrator within fifteen (15) Business Days after selection of the Party-selected arbitrators, then either or both Parties may immediately request the AAA to select such arbitrator (or arbitrators, as applicable) with the requisite independence, experience and expertise.  The place of arbitration shall be Chicago, Illinois.  All proceedings and communications shall be in English.  The Panel shall issue a reasoned judgment with respect to the subject matter of the Dispute Notice within thirty (30) days following conclusion of the hearing.  The arbitration shall be governed by the procedural and substantive law set forth in Section 16.1, except to the extent inconsistent with the procedures set forth above.  The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§1-16 to the exclusion of any inconsistent state laws.  Either Party may apply to the Panel for interim injunctive relief or may seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending resolution of the matter pursuant to this Section 15.2.1(a)(iii)(A).  The Parties shall have the right to be represented by counsel.  Any judgment rendered by the Panel shall be final and binding on the Parties, but solely with respect to the subject matter of the Dispute Notice, and shall be governed by the terms and conditions hereof.  The Panel shall not have the authority to award damages in connection with the dispute.  The Parties agree that such a judgment may be enforced in any court of competent jurisdiction.  The statute of limitations of the State of New York applicable to the commencement of a lawsuit shall apply to the commencement of arbitration under this

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Section 15.2.1(a)(iii)(A).  Each Party shall bear its own costs and expenses and attorneys’ fees in the arbitration, except that in the event that the Party that submitted the Dispute Notice hereunder is not the prevailing Party in the arbitration proceeding, then the Panel may order such Party to bear all or an appropriate part (reflective of the relative success on the issues) of the costs and expenses and reasonable attorneys’ fees incurred by the prevailing Party based on the relative merits of each Party’s positions on the issues in the Dispute.  The Party that does not prevail in the arbitration proceeding shall pay the arbitrator’s fees and expenses and any administrative fees of arbitration. All proceedings and decisions of the arbitrator(s) shall be deemed Confidential Information of each of the Parties, and shall be subject to Article 12;

(B)    Following the issuance of a judgment by the Panel in accordance with clause (A) above, unless the Panel shall have determined that (1) no material breach has occurred or (2) the material breach has been cured, the Party that issued the Dispute Notice shall be entitled to the remainder of its Cure Period, or such other cure period as the Panel shall determine in its judgment; or

(C)    Immediately on written notice if the other Party shall file in any court or Agency, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the other Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other Party shall propose or be a Party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors.

15.3                Effect of Expiration or Termination.

15.3.1     In the event of expiration or termination of this Agreement, each Party shall return all data, files, records and other materials in its possession or control containing or comprising the other Party’s Confidential Information to which such first Party does not retain rights under the surviving provisions of this Agreement (except one copy of which may be retained solely for archival purposes).

15.3.2     Upon the effective date of expiration or termination of this Agreement, any rights granted by either Party to the other Party hereunder with respect to the Product shall terminate (other than any post-Term financial obligations as set forth in this Article 15) and KADMON shall promptly cease all performance of the KADMON Agreement Activities hereunder and KADMON shall promptly discontinue the use of any VIVUS Product Trademarks and VIVUS Product Copyrights as well as the Promotional Materials and training materials provided hereunder.

15.3.3     Except as otherwise expressly provided herein, termination or expiration of this Agreement in accordance with the provisions hereof shall not limit any remedies that may otherwise be available in law or equity, nor shall it prejudice any rights that shall have accrued to the benefit of a Party prior to such termination or expiration, including any rights to payment of sales commissions based on sales of Product in the Territory during the Term, and other costs

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

and expenses incurred during the Term and subject to reimbursement hereunder,  with each of the provisions of this Agreement for the payment thereof surviving until all such payments have been made.

15.3.4     Except as provided for in Section 10.1.2, no sales commissions shall be due on Net Revenue occurring after expiration or termination of this Agreement.

15.3.5     In addition, termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

15.4                Accrued Rights; Surviving Obligations.

15.4.1     Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration.

15.4.2     Articles 1, 11, 12, 13, 14 and 16 and Sections 2.5, 3.4, 4.2.4, 5.7, 5.8 and 15.4 shall survive expiration or termination of this Agreement for any reason.

ARTICLE 16
MISCELLANEOUS

16.1                Governing Law; Dispute Resolution and Service.

16.1.1     The interpretation and construction of this Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

16.1.2     In the event of any dispute arising out of this Agreement or the activities contemplated herein, the Parties, prior to instituting any lawsuit or arbitration, shall work collaboratively and in good faith to resolve such dispute.  Specifically, prior to instituting any lawsuit or arbitration, any dispute shall be referred, in the case of VIVUS, to the General Counsel (or such other equivalent person as VIVUS may designate upon written notice to KADMON) and, in the case of KADMON, to the Chief Commercial Officer of KADMON (the “Senior Executives”).  If the Senior Executives are unable to resolve such dispute within *** days following their initial discussion of the dispute, either Party shall be free to institute litigation in accordance with Section 16.1.3 or arbitration pursuant to Section 15.2.1(a) and seek such remedies as may be available.  Notwithstanding anything in this Agreement to the contrary, each Party shall be entitled to (i) institute litigation in accordance with Section 16.1.3 below immediately if litigation is necessary to prevent irreparable harm to that Party and (ii) exercise its rights under Section 16.8.

16.1.3     Excluding disputes subject to arbitration pursuant to Section 15.2.1(a), the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of Delaware for any action, suit or proceeding (other than

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

appeals therefrom) concerning this Agreement and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.  For clarity, claims for damages or relief other than termination arising from material breaches pursuant to Section 15.2.1(a) shall be brought under this Section 16.1.3 and in any such proceeding that follows an arbitration under Section 15.2, the determination regarding whether a material breach has occurred made by the arbitrator shall be binding on the Parties.   The Parties irrevocably and unconditionally waive their right to a jury trial.

16.1.4     Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 16.4 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

16.2                Force Majeure.  No liability shall result from delay in performance or non-performance, in whole or in part, by either of the Parties to the extent that such delay or non-performance is caused by an event of Force Majeure.  “Force Majeure” means an event that is beyond a non-performing Party’s reasonable control, including an act of God, act of the other Party, strike, lock-out or other industrial/labor dispute, war, acts of war (whether war be declared or not) riot, civil commotion, terrorist act, malicious damage, epidemic, quarantine, fire, flood, storm, or natural disaster.  The non-performing Party shall promptly after the occurrence of the Force Majeure event give written notice to the other Party stating the nature of the Force Majeure event, its anticipated duration and any action being taken to avoid or minimize its effect.  Any suspension of performance shall be of no greater scope and of no longer duration than is reasonably required and the non-performing Party shall use Commercially Reasonable Efforts to remedy its inability to perform; provided, however, if the suspension of performance continues for *** days after the date of the occurrence and such failure to perform would constitute a material breach of this Agreement in the absence of such event of Force Majeure, the Parties shall meet and discuss in good faith an appropriate course of action.

16.3                Waiver and Non-Exclusion of Remedies. A Party’s failure to enforce, at any time or for any period of time, any provision of this Agreement or to exercise any right or remedy, does not constitute a waiver of such provision, right or remedy or prevent such Party thereafter from enforcing any or all provisions of this Agreement and exercising any or all other rights and remedies.  To be effective, any waiver must be in writing.  The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

16.4                Notices.  Unless otherwise expressly provided for herein, all Notices shall be in writing, shall refer specifically to this Agreement and shall be hand delivered or sent by internationally recognized overnight delivery service that maintains records of delivery, costs prepaid, or by facsimile (with transmission confirmed), to the respective addresses specified below (or to such other address as may be specified by Notice to the other Party):

If to VIVUS, to:	VIVUS 351 E. Evelyn Ave. Mountain View, CA 94041 Attention: Dana Shinbaum

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Facsimile No.: 650 934-5387

With a copy to:	VIVUS 351 E. Evelyn Ave. Mountain View, CA 94041 Attention: General Counsel Facsimile No.: 650 934-5320

If to KADMON, to:	KADMON 119 Commonwealth Ave. Warrendale, PA 15086 Attention: Byron I. Wigodner Facsimile No.: 724 778-6101

With a copy to:	KADMON 450 East 29th Street, 16th Floor New York, New York 10021 Attention: General Counsel Facsimile No.: 212 355-7855

Any Notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. The effective date of any Notice shall be: (a) the date of the addressee’s receipt, if delivered by hand or internationally recognized overnight delivery service that maintains records of delivery; or (b) the date of receipt if received by 5:00 p.m. local time on a Business Day or, if not, the first (1st) Business Day after receipt, if sent by facsimile. It is understood and agreed that this Section 16.4 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.

16.5                Entire Agreement. This Agreement, together with the Exhibits hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior or contemporaneous understandings or agreements, whether written or oral, with respect to the subject matter hereof.  Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set forth herein.  No amendment, modification, release or discharge of this Agreement shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

16.6                Successors and Assigns. Neither Party shall sell, transfer, assign, delegate, pledge or otherwise dispose of its rights or delegate its obligations under this Agreement, whether by operation of law or otherwise, in whole or in part without the prior written consent of the other Party, except that (a) either Party shall always have the right, without such consent, to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates, (b) VIVUS shall have the right to assign, or delegate performance under this Agreement without the consent of KADMON to any Person to which it transfers rights to Commercialize the Product in the Territory, and (c) each Party shall have the right to assign this Agreement without the consent of the other Party in connection with a merger,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

consolidation, assignment, sale or other disposition of substantially all of its assets or business.  Any permitted assignee of all of a Party’s rights under this Agreement that has also assumed all of such Party’s obligations hereunder in writing shall, upon any such assignment and assumption, be deemed to be a Party to this Agreement as though named herein; provided, however, with respect to an assignment to an Affiliate, such assigning Party shall remain responsible for the performance by such Affiliate of the rights and obligations hereunder.  All validly assigned rights of a Party shall inure to the benefit of and be enforceable by, and all validly delegated obligations of such Party shall be binding on and be enforceable against, the permitted successors and assigns of such Party.  Any attempted assignment or delegation in violation of this Section 16.6 shall be void.

16.7                Expenses.  Each of the Parties shall pay the fees and expenses of its counsel and other experts and all other expenses incident to its negotiation, preparation, execution and delivery of this Agreement.

16.8                Remedies.  Each Party acknowledges that the failure by a Party to comply with any of the provisions of Section 6.1 or Article 12 will result in irreparable injury and continuing damage to the other Party for which there will be no adequate remedy at law and that, in the event of a failure of a Party so to comply, the other Party shall be entitled to such preliminary and permanent injunctive relief as may be necessary to ensure compliance with all the provisions of Section 6.1 or Article 12 without having to prove actual damages or to post a bond.  Such other Party shall also be entitled to an equitable accounting of all earnings, profits and other benefits arising from any such violation.

16.9                Relationship of the Parties.  It is expressly agreed that VIVUS, on the one hand, and KADMON, on the other hand, shall be independent contractors and nothing contained in this Agreement shall be construed as creating a partnership, joint venture or agency relationship between the Parties.  The Parties agree that the rights and obligations under this Agreement are not intended to constitute a partnership or similar arrangement that will require separate reporting for Tax purposes consistent with the intent reflected in the foregoing sentence and agree that they shall not file any reports, documents or other item relating to Taxes or state or acknowledge to any Tax authority that such relationship is a partnership or similar arrangement unless required by Applicable Law.

16.10              No Third Party Beneficiaries.  The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns and, except as set forth herein with respect to Indemnitees, they shall not be construed as conferring any rights in any other Persons.

16.11              Interpretation and Construction. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party.  Unless the context of this Agreement otherwise requires: (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(d) the terms “Article,” “Section,” or “Exhibit” refer to the specified Article, Section or Exhibit of this Agreement; (e) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”; and (f) the terms “including” or “includes” mean “including without limitation” or “includes without limitation” so as to not limit the generality of the preceding term.  Unless otherwise stated, references to days means calendar days.

16.12              Severability.  To the fullest extent permitted by Applicable Law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect.  If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then such provision will be given no effect by the Parties and shall not form part of this Agreement.  To the fullest extent permitted by Applicable Law and if the rights or obligations of either Party will not be materially and adversely affected, all other provisions of this Agreement shall remain in full force and effect and the Parties shall use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with Applicable Law and achieves, as nearly as possible, the original intention of the Parties.

16.13              Counterparts; Facsimile Execution.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.  An executed signature page of this Agreement delivered by facsimile transmission or by electronic mail in “portable document format” (“.pdf”) shall be as effective as an original executed signature page.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Effective Date.

VIVUS		KADMON

By:	/s/ Svai Sanford	By:	/s/ Harlan W. Waksal
Name:	Svai Sanford	Name:	Harlan W. Waksal, M.D.
Title:	CFO, Principal Accounting Officer	Title:	President & CEO

Approved as to Form
VIVUS Legal

By:	/s/ [ILLEGIBLE]	Date:	Jun 4, 2015

SIGNATURE PAGE TO CO-COMMERCIALIZATION AGREEMENT

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

KAD_SEQ_ID	IMS _NUM	ME _NUM	SHA _NUMBER	DEA _NUM	NPI _NUM	FIRST _NAME	MIDDLE _NAME	LAST _NAME	SUFFIX	ADDRESS _1	ADDRESS _2	CITY	STATE	ZIP	Vivus ID	Exclude

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT B

Promotion Plan for KADMON

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